Exhibit 10.1

This agreement is dated this 28th day of January 2011 and is entered into by and between Axius, Inc. and HMM Corporate Services, Ltd.

WHEREAS, HMM Corporate Services Ltd. is owed US$90,000 by Axius, Inc. as of this date;

WHEREAS, Axius Inc. acknowledges such debt owed by it to HMM Corporate Services, Ltd;

WHEREAS, Axius Inc. is a publicly traded company on the OTCBB;

WHEREAS, both Axius Inc. and HMM Corporate Services Ltd. wish to retire such loan;

NOW THEREFORE, in consideration of the mutual terms and conditions set forth herein, the Parties hereby agree as follows:

The $90,000 Note will be settled by the issuance of 900,000 shares of restricted Axius, Inc. common stock to HMM Corporate Services, Ltd.

IN WITNESS WHEREOF, the Parties represent and warrant that this Agreement is executed by duly authorized representatives of each Party as set forth on the date indicated below.

By: /s/Giovanni Battista Martelli

Giovanni Battista Martelli

HMM Corporate Services, Ltd.

By: /s/ Roland Kaufmann

Roland Kaufmann, President

Axius, Inc.